                                                                   EXHIBIT 10.68

                 ----------------------------------------------




                          SECURITIES PURCHASE AGREEMENT



                                  by and among



                             COMMODORE MEDIA, INC.,



                                 THE GUARANTORS

                                  named herein



                                       and



                     CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.



                        ---------------------------------

                             Dated as of May 1, 1996




          -------------------------------------------------------------

                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS
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Section 1.1.  Definitions.................................................     1
Section 1.2.  Accounting Terms; Financial Statements .....................     6

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                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                   SECURITIES; RIGHTS OF HOLDERS OF SECURITIES

Section 2.1.  Issue of Securities ........................................     6
Section 2.2.  Purchase and Sale of Securities.............................     7
Section 2.3.  Rights of Holders of Securities ............................     8

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.1.  Representations and Warranties of the
                  Company.................................................     9
Section 3.2.  Representations and Warranties of the
                  Purchaser...............................................    20

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                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

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Section 4.1.  Conditions Precedent to Obligations
                  of the Purchaser........................................    22
Section 4.2.  Conditions Precedent to Obligations
                  of the Company and the Guarantors ......................    25

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                                    ARTICLE V

                                    COVENANTS

Section 5.1.  Furnishing of Information...................................    26
Section 5.2.  Use of Proceeds ............................................    26
Section 5.3.  Treatment of Dividends for Income
                  Tax Purposes............................................    26
Section 5.4.  Exchange Indenture .........................................    27
Section 5.5.  Original Issue Discount ....................................    27
Section 5.6.  Purchase Representative ....................................    28
Section 5.7   Issuance of Additional Warrants.............................    28
Section 5.8   Preferred Stock ............................................    28
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                                       -i-
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Section 5.9   Tax Matters ................................................    28

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                                   ARTICLE VI

                                      FEES

Section 6.1.  Delay Fees..................................................    29

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                                   ARTICLE VII

                                    INDEMNITY

Section 7.1.  Indemnity ..................................................    30
Section 7.2.  Contribution ...............................................    33
Section 7.3.  Registration Rights Agreements..............................    33

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                                  ARTICLE VIII

                                  MISCELLANEOUS

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Section 8.1.  Home Office Payment ........................................    34
Section 8.2.  Survival of Provisions .....................................    34
Section 8.3.  Termination ................................................    34
Section 8.4.  No Waiver; Modifications in Writing ........................    35
Section 8.5.  Role of Special Counsel ....................................    35
Section 8.6.  Communications .............................................    35
Section 8.7.  Costs, Expenses and Taxes ..................................    36
Section 8.8.  Determinations .............................................    36
Section 8.9.  Execution in Counterparts...................................    36
Section 8.10. Binding Effect; Assignment..................................    37
Section 8.11. GOVERNING LAW ..............................................    37
Section 8.12. Severability of Provisions..................................    37
Section 8.13. Headings ...................................................    37

Signature Page ...........................................................    38
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                                      -ii-

Exhibit 1   Certificate of Designation

Exhibit 2   Indenture (as amended to date)

Exhibit 3   Form of Preferred Stock Registration Rights
            Agreement

Exhibit 4   Form of Warrant Agreement

Exhibit 5   Form of Common Stock Registration Rights and Stockholders Agreement

Exhibit 6   Form of Opinion of Company Counsel

Exhibit 7   Form of Opinion of Special FCC Counsel

Exhibit 8   Form of Opinion of Purchaser's Counsel

                  SECURITIES PURCHASE AGREEMENT, dated as of May 1, 1996 (this "Agreement"), among Commodore Media, Inc., a Delaware corporation (the "Company"), Commodore Holdings, Inc., a Delaware corporation, Commodore Media of Delaware, Inc., a Delaware corporation, Commodore Media of Pennsylvania, Inc., a Delaware corporation, Commodore Media of Florida, Inc., a Delaware corporation, Commodore Media of Kentucky, Inc., a Delaware corporation, Commodore Media of Norwalk, Inc., a Delaware corporation, Commodore Media of Westchester, Inc., a Delaware corporation, and Danbury Broadcasting, Inc., a Connecticut corporation (collectively, the "Guarantors"), and CIBC WG Argosy Merchant Fund 2, L.L.C. (the "Purchaser").

                  In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Additional Closing" has the meaning provided therefor in
Section 2.2 of this Agreement.

                  "Additional Time of Purchase" has the meaning provided therefor in Section 2.2 of this Agreement.

                  "Additional Warrant Shares" has the meaning provided therefor in Section 2.1 of this Agreement.

                  "Additional Warrants" has the meaning provided therefor in
Section 2.1 of this Agreement.

                  "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

                  "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

                  "Basic Documents" means, collectively, the Certificate of Designation, the Preferred Stock, the Preferred Stock Registration Rights Agreement, the Common Stock Registration Rights Agreement, the Warrant Agreement, the Warrants and this Agreement.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

                  "Certificate of Designation" means the Certificate of Designation duly adopted by the Board of Directors of the Company setting forth the rights, preferences and priorities of the Preferred Stock and filed with, and accepted for filing, so as to be effective, by the Secretary of State of the State of Delaware prior to the Closing hereunder and which is in the form of
Exhibit 1 hereto.

                  "Class A Common Stock" means the Class A Common Stock of the Company, $.01 par value per share.

                  "Class B Common Stock" means the Class B Common Stock of the Company, $.01 par value per share.

                  "Closing" has the meaning provided therefor in Section 2.2 of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

                  "Common Stock" means the Class A Common Stock and the Class B Common Stock.

                  "Common Stock Registration Rights Agreement" means the Common Stock Registration Rights and Stockholders Agreement substantially in the form of Exhibit 5 hereto.

                  "Company" has the meaning provided therefor in the introductory paragraph of this Agreement.

                  "Default" means any event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default.

                  "ERISA" has the meaning provided therefor in Section 3.1 of this Agreement.

                  "Event of Default" means any event defined as an Event of Default in the Indenture.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Exchange Act Filings" means the Company's filings on Form 10-K for the year ended December 31, 1995 and the Form 10-Q for the quarter ended March 31, 1996 in each case filed under the Exchange Act.

                  "Exchange Documents" means, collectively, the Exchange Indenture, the Exchange Notes and the Guarantees.

                  "Exchange Indenture" means the indenture under which the Exchange Notes may be issued which will be substantially identical to the Indenture.

                  "Exchange Notes" means the notes issued pursuant to the Exchange Indenture which will be substantially identical to the Notes.

                  "FCC" means the United States Federal Communications Commission or any similar agency having jurisdiction over the purchase, sale and operation of broadcast licenses and related assets.

                  "Guarantee" has the meaning provided therefor in Section 2.1 of this Agreement.

                  "Guarantors" means all the direct and indirect Subsidiaries of the Company as defined in the introductory paragraph to this Agreement.

                  "Indemnified Parties" has the meaning provided therefor in
Section 7.1(c) of this Agreement.

                  "Indemnifying Parties" has the meaning provided therefor in
Section 7.1(c) of this Agreement.

                  "Indenture" means the indenture under which the Notes were issued, attached as Exhibit 2 hereto.

                  "Information" shall have the meaning set forth in Section 2.1 of this Agreement.

                  "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation (as defined in the Indenture), conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" means, with respect to the Company and its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole; provided that, with respect to the Company, "Material Adverse Effect" shall also mean a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Basic Documents or the Exchange Documents.

                  "Notes" means the 13-1/4% Senior Subordinated Notes Due 2003 of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other legal entity.

                  "Preferred Stock" means the Senior Exchangeable Redeemable Preferred Stock, Series A, of the Company, $.01 par value.

                  "Preferred Stock Registration Rights Agreement" means the Registration Rights Agreement relating to the Preferred Stock and the Exchange Notes, substantially in the form of Exhibit 3 hereto.

                  "Proceeding" has the meaning provided therefor in Section 7.1 of this Agreement.

                  "Purchaser" has the meaning provided therefor in the introductory paragraph of this Agreement.

                  "Securities" has the meaning provided therefor in Section 2.1 of this Agreement.

                  "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

                  "State Commission" means any agency of any State having jurisdiction to enforce such State's securities laws.

                  "Subsidiaries" means of any specified Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

                  "Taxes" has the meaning provided therefor in Section 3.1(x) of this Agreement.

                  "Time of Purchase" has the meaning provided therefor in
Section 2.2 of this Agreement.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

                  "Trustee" has the meaning provided therefor in the Exchange Indenture.

                  "Warrant Agent" has the meaning provided therefor in the Warrant Agreement.

                  "Warrant Agreement" means the Warrant Agreement under which the Warrants will be issued, substantially in the form of Exhibit 4 hereto.

                  "Warrant Shares" has the meaning provided therefor in Section
2.1 of this Agreement.

                  "Warrants" means the warrants to purchase shares of Class A Common Stock of the Company.

                  Section 1.2. Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to generally accepted accounting principles in the United States applied on a consistent basis except for changes with which such accountants concur. All determinations to which accounting principles apply shall be made in accordance with sound accounting practice.

                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                   SECURITIES; RIGHTS OF HOLDERS OF SECURITIES

                  Section 2.1. Issue of Securities. The Company has authorized the issuance of up to $12,500,000 aggregate liquidation value of the Preferred Stock together with Warrants to purchase shares of Class A Common Stock constituting up to 5.99% of the Company's fully diluted Common Stock (the shares of Class A Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares"). The Preferred Stock will have the rights and preferences set forth in the Certificate of Designation. The liquidation value of the Preferred Stock will increase to the extent of accrued dividends paid in additional shares of Preferred Stock. If the Preferred Stock remains outstanding on and after April 30, 1999, the Preferred Stock will be exchangeable, at the option of the Company, into an equal principal amount of the Exchange Notes which will be issued pursuant to the Exchange Indenture. The Exchange Notes will be unconditionally guaranteed by the Guarantors pursuant to the terms of the Exchange Indenture (the "Guarantee"). At the Closing (as defined below) the Company will issue to the Purchaser 7,550 Warrants. Each Warrant will be substantially in the form as set out as Exhibit A to the

Warrant Agreement. Additional Warrants ("Additional Warrants") may be issued and exercisable for additional Warrant Shares ("Additional Warrant Shares") if the Preferred Stock is outstanding on November 1, 1996 on the terms and conditions set forth in Section 5.7 hereof. The Preferred Stock, the Exchange Notes, the Warrants and the Warrant Shares are referred to herein collectively as the "Securities".

                  For purposes of the Code and the related Treasury regulations, the Purchaser of the Preferred Stock agrees with the Company that the issue price will be allocated to the Preferred Stock to the extent of $870 and to the Warrants to the extent of $130 per $1,000 aggregate liquidation value of the Preferred Stock and that this is a reasonable basis for such allocation.

                  The Securities, the Additional Warrants and the Additional Warrant Shares will be offered without being registered under the Act, in reliance on exemptions therefrom, including the exemption provided by Section 4(2) of the Act.

                  In connection with the sale of the Securities, the Company has provided the Purchaser with certain information including the Exchange Act Filings and a summary of the terms of the Preferred Stock (the "Information").

                  Section 2.2. Purchase and Sale of Securities. Subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Purchaser, and the Purchaser agrees that it will purchase from the Company at the Time of Purchase 7,550 Warrants and at each Additional Time of Purchase, the number of shares of Preferred Stock as requested by the Company; provided, however, that no request by the Company to the Purchaser to acquire additional Series A Preferred Stock (i) shall be for an aggregate liquidation value of less than $2,500,000 and shall be in multiples of $100,000 and (ii) shall occur after October 31, 1996, and all such issuances of shares of Preferred Stock shall not result in issued Preferred Stock with an aggregate liquidation value of more than $12,500,000. In addition, if the Preferred Stock has been exchanged for Exchange Notes, no additional requests may be made by the Company to the Purchaser hereunder.

                  The Securities shall have the terms set forth herein, in the Certificate of Designation and the Warrant Agreement, respectively.

                  The purchase and sale of 7,550 Warrants pursuant to this Agreement will take place at a closing (the "Closing") at the offices of Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York, at 10:00 A.M., New York time, on May 2, 1996. Additional Closings (each an "Additional Closing") shall occur upon three Business Days prior written irrevocable notice to the Purchaser setting forth the number of shares of Preferred Stock to be purchased and the time and place of delivery. Such notice must be received by the Purchaser prior to 10:00 A.M. New York time on the third Business Day prior to the issuance of the Preferred Stock. The time at which the initial Closing is concluded is herein called the "Time of Purchase." The time at which each Additional Closing is concluded is herein called the "Additional Time of Purchase."

                  Delivery of the Securities to be purchased by the Purchaser pursuant to this Agreement shall be made at the Closing or at each Additional Closing, as the case may be, by the Company (i) delivering global certificates representing the Securities to The Depository Trust Company ("DTC") or its agent and (ii) causing the DTC participant account designated by the Purchaser to be credited with the Securities purchased by such Purchaser against payment therefor in immediately available same day funds through the facilities of DTC for the account of the Company. The Company agrees that in connection with the placement of the Securities, the Purchaser may, in its discretion, deduct from the purchase price of the Securities to be remitted to the Company at the Closing the amount of the fees and expenses of Cahill Gordon & Reindel, special counsel to the Purchaser.

                  The Company will bear all expenses of shipping the Securities (including, without limitation, insurance expenses) from New York City to such other places within the United States of America or Canada as the Purchaser shall specify. Any tax on the issuance of the Securities will be paid by the Company at the Time of Purchase or at any Additional Time of Purchase, as applicable, pursuant to Section 8.7.

                  Section 2.3. Rights of Holders of Securities. The holders of the Securities shall have such rights with respect to the registration thereof under the Act and qualification of the Exchange Indenture under the Trust Indenture Act as are set forth in the Preferred Stock Registration Rights Agreement and the Common Stock Registration Rights Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1. Representations and Warranties of the Company. The Company and the Guarantors, jointly and severally, represent and warrant to the Purchaser as follows:

                  (a) The Information provided to the Purchaser at the Time of Purchase and at each Additional Time of Purchase, as of its respective date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The audited consolidated financial statements of the Company and its Subsidiaries, together with related notes and schedules thereto, included in the Exchange Act Filings fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and any pro forma financial statements and the related notes thereto included in the Exchange Act Filings have been prepared using reasonable assumptions and in accordance with the applicable requirements of the Act and include all adjustments necessary to present fairly in all material respects the pro forma financial information included in the Exchange Act Filings as at the respective dates and for the respective periods indicated. Ernst & Young LLP and Weeks DeGraw & Company, P.A., which are reporting upon the audited financial statements and schedules included in the Exchange Act Filings, are independent public accounting firms as required by the Act and the rules and regulations thereunder.

                  (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's Subsidiaries is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the state of Delaware. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the nature of its business makes such qualification necessary and in which the failure so to qualify would have a Material Adverse Effect.

                  (d) All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company has no Subsidiaries other than the Guarantors. All of the capital stock of the Guarantors is owned by the Company, free and clear of any Liens. Except as described in the Exchange Act Filings, there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities other than the Warrants and the Additional Warrants. Except as described in the Exchange Act Filings, no Person other than the Purchaser has any rights to the registration of capital stock or other securities of the Company, under the Act or otherwise. Except as disclosed in the Exchange Act Filings, in the employment agreements summarized therein and in the separate purchase agreements and registration rights agreements referred to therein, there is no agreement, understanding or arrangement among the Company or its Subsidiaries and its respective stockholders or any other person relating to the ownership or disposition of any capital stock in the Company or any of its Subsidiaries, the election of directors of the Company or any of its Subsidiaries or the governance of the Company's or any such Subsidiary's affairs; and no such agreements, arrangements or understandings will be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement, the Basic Documents or the Exchange Documents. The Company has reserved for issuance upon exercise of the Warrants and the Additional Warrants, as the case may be, shares of Class A Common Stock sufficient in number for exercise of all of the Warrants and the Additional Warrants, as the case may be, at the initial exercise price, and the Warrant Shares and Additional Warrant Shares will, upon issuance, be fully paid, nonassessable and free of preemptive rights and will not be subject to any restrictions on the transfer thereof except for such restrictions set forth herein and in the Warrant Agreement and under the Act.

                  (e) The Certificate of Designation has been duly authorized by the Company, its board of directors and all required stockholder action and when executed and delivered by the Company and filed with the Secretary of State of the State of Delaware will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Restated Certificate of Incorporation of the Company, by virtue of the Certificate of Designation, sets forth the rights, preferences and priorities of the Preferred Stock.

                  (f) The form and terms of the Exchange Indenture has been duly authorized by the Company and the Guarantors and, if executed and delivered by the Company and the Guarantors as may be required by the terms of this Agreement (assuming the due authorization, execution and delivery by the Trustee (as defined in the Exchange Indenture)), will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (g) The Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Warrant Agent (as defined in the Warrant Agreement)), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (h) Each of this Agreement and the Preferred Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (i) The Common Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company and certain stockholders who are parties thereto (assuming the due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (j) The form and terms of the Exchange Notes have been duly authorized by the Company and, if the Exchange Notes are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Exchange Indenture as may be required by the terms of this Agreement, and issued by the Company to the Purchaser in accordance with the terms of this Agreement, the Exchange Notes will be entitled to the benefits of the Exchange Indenture and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (k) The Guarantee endorsed on the Exchange Notes have each been duly authorized by the Guarantors and, if the Exchange Notes are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Exchange Indenture as may be required by the terms of this Agreement and issued by the Company to the Purchaser in accordance with the terms of this Agreement, the Guarantee will be entitled to the benefits of the Exchange Indenture and will constitute valid and legally binding obligations of the Guarantors enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (l) The Warrants and the Additional Warrants, as the case may be, have each been duly authorized by the Company and, when the Warrants and the Additional Warrants, as the case may be, are executed by the Company and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement and issued by the Company to the Purchaser in accordance with the terms of this Agreement, the Warrants and the Additional Warrants, as the case may be, will be entitled to the benefits of the Warrant Agreement and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (m) Each of the Company and the Guarantors (to the extent a party thereto) has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under this Agreement, each of the Basic Documents and each of the Exchange Documents, (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by the Company pursuant to or in connection with this Agreement, each of the Basic Documents and each of the Exchange Documents and (iii) issue the Securities, the Additional Warrants and the Additional Warrant Shares pursuant hereto in the manner and for the purpose contemplated by this Agreement. The execution and delivery by the Company and the Guarantors (to the extent a party thereto) of this Agreement, each of the Basic Documents and each of the Exchange Documents, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company and the Guarantors (to the extent a party thereto).

                  (n) Subsequent to the date as of which information is given in the Exchange Act Filings and immediately prior to the Time of Purchase and each Additional Time of Purchase there has not been or in the case of the Additional Time of Purchase, will not have been (i) any event or condition that has had or that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, or
         (iii) any dividend or distribution of any kind declared, paid or made by the Company on its Common Stock that has not been approved by the Purchaser in writing.

                  (o) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties of the Company or its Subsidiaries are or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities by the Company or any of the other transactions contemplated hereby, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) would have a Material Adverse Effect.

                  (p) The execution, delivery and performance by the Company and the Guarantors (to the extent a party thereto) of this Agreement, the Basic Documents and the Exchange Documents, and the issuance and sale by the Company of the Securities, the Additional Warrants and the Additional Warrant Shares, the making of the Guarantees by the Guarantors, and the execution, delivery and performance by the Company and each of the Guarantors (to the extent each is a party thereto) of all other agreements and instruments to be executed and delivered by the Company and the Guarantors pursuant hereto or thereto or in connection herewith or therewith, and compliance by the Company and the Guarantors (to the extent a party thereto) with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase or any Additional Time of Purchase, as the case may be, having applicability to the Company or any of its Subsidiaries, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, or, as of the Time of Purchase or any Additional Time of Purchase, as the case may be, any indenture or loan or credit agreement, or any other agreement or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected, or (iii) except as contemplated by this Agreement, the Basic Documents and the Exchange Documents, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of the Subsidiaries, except, in the case of (i), (ii) or (iii), where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) have a Material Adverse Effect.

                  (q) Each agreement or instrument executed and delivered by the Company or the Guarantors (to the extent a party thereto) in connection with this Agreement (other than the Securities, the Basic Documents and the Exchange Documents) has been duly and validly authorized, executed and delivered by the Company and the Guarantors (to the extent a party thereto) and constitutes or will constitute a legal, valid and binding obligation of the Company and the Guarantors (to the extent a party thereto), enforceable against the Company and the Guarantors in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

                  (r) Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the potential issuance of the Exchange Notes), neither the Company nor any of its Subsidiaries (i) will be in violation of its respective certificate of incorporation or by-laws, (ii) will be in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iii) will be in violation of any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or
         (iv) will have violated or be in violation of any such statute, rule or regulation of any governmental authority, which default or violation (individually or in the aggregate) would (x) affect the legality, validity or enforceability of this Agreement or any of the Basic Documents or Exchange Documents or (y) have a Material Adverse Effect.

                  (s) No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required (other than any filing seeking consent which may be, under certain circumstances, required upon the exercise of the Warrants) in connection with the execution, delivery or performance by the Company or any of its Subsidiaries (to the extent they are a party thereto) of this Agreement, any of the Basic Documents or Exchange Documents, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Securities, the Additional Warrants or the Additional Warrant Shares or (ii) as would not (individually or in the aggregate) have a Material Adverse Effect. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which are required to have been obtained or made as of the Time of Purchase have been (or in the case of any Additional Time of Purchase and the issuance of the Exchange Notes pursuant to the Exchange Indenture, will have been) obtained or made, as the case may be, and are (or in the case of any Additional Time of Purchase and the issuance of the Exchange Notes pursuant to the Exchange Indenture, will
         be) in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

                  (t) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company will not be immediately after the Time of Purchase or any Additional Time of Purchase, as the case may be, an "investment company" within the meaning of such Act.

                  (u) The execution and delivery of this Agreement, the other Basic Documents, the Exchange Documents and the sale of the Securities, the Additional Warrants and the Additional Warrant Shares to the Purchaser will not involve any non-exempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code on the part of the Company or any of its Subsidiaries. The preceding representation is made in reliance upon, and subject to the accuracy of, the representation made in Section 3.2(b) as to the Purchaser. The Company does not and, at and as of the Time of Purchase or any Additional Time of Purchase, as the case may be, the Company will not reasonably expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to ERISA and which is required to be funded, to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is and, at and as of the Time of Purchase or any Additional Time of Purchase, as the case may be, the Company will be in compliance in all material respects with all applicable provisions of ERISA.

                  (v) The Company and each of its Subsidiaries have good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Exchange Act Filings as owned by each of them which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except
         (i) such Liens as are described in the Exchange Act Filings or (ii) Liens created in the ordinary course of business which are Permitted Liens (as defined in the Indenture). All of the leases material to the business of the Company and the Subsidiaries, taken as a whole, and under which the Company or any Subsidiary holds properties described in the Exchange Act Filings, are valid and binding as leased by them, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries.

                  (w) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and those Taxes for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect.

                  (x) The Company and its Subsidiaries are the sole and exclusive owners or licensees of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property which infringements or claims (individually or in the aggregate) would have a Material Adverse Effect.

                  (y) Except as set forth in the Exchange Act Filings, the Company and its Subsidiaries comply with all laws, rules and regulations applicable to the Company and each such Subsidiary, and the Company and its Subsidiaries own or possess and are operating in compliance in all material respects with the terms, provisions, conditions, restrictions and limitations contained in all licenses, franchises, approvals, certificates and permits from all Federal, state, territorial, foreign and local governmental and regulatory authorities which are necessary to own or lease their respective properties and assets and to the conduct of their respective businesses (other than such laws, rules, regulations, licenses, franchises, approvals, certificates or permits that are immaterial in scope or application to the Company and its Subsidiaries, taken as a whole), including, without limitation, licenses, franchises and approvals from the FCC, except where the failure to comply with any of the foregoing would not have a Material Adverse Effect. Except as otherwise set forth in the Exchange Act Filings, there are no citations or notices of forfeiture or other proceedings pending or, to the best knowledge of the Company, threatened or any basis therefor, which would lead to the revocation, termination, suspension or non-renewal of any such license, franchise, approval, certificate or permit the result of which have a Material Adverse Effect. Except as otherwise set forth in the Exchange Act Filings, there are no restrictions or limitations contained in any applicable license, franchise, approval, certificate or permit, or, to the best knowledge of the Company, threatened or proposed in any pending or contemplated hearing, proceeding or procedure, that would have a Material Adverse Effect.

                  (z) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Preferred Stock or the Warrants (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                  (aa) Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2 hereof and the due performance by the Purchaser of the covenants and agreements set forth in Section
         3.2 hereof, the sale of the Securities to the Purchaser in the manner contemplated by this Agreement does not require registration under the Act.

                  (ab) The Company and its Subsidiaries have complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any Person or any Affiliate located in Cuba.

                  Section 3.2. Representations and Warranties of the Purchaser.
(a) The Purchaser represents and warrants to, and covenants and agrees with, the Company and the Guarantors that: (1) the Securities, any Additional Warrants and any Additional Warrant Shares to be acquired by it hereunder are being acquired for its own account or an account with respect to which it exercises sole investment discretion and it or any such account is a "qualified institutional buyer" as defined in Rule 144A of the Act ("QIB") and has no intention of distributing or reselling such Securities, Additional Warrants or Additional Warrant Shares or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any state;
(2) it acknowledges that the Securities, Additional Warrants and Additional Warrant Shares have not been or will not be registered under the Act and that none of the Securities, Additional Warrants or Additional Warrant Shares may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as set forth below; (3) it shall not resell or otherwise transfer any of such Securities, Additional Warrants or Additional Warrant Shares within three years after the original issuance of the Securities, Additional Warrants or Additional Warrant Shares except (A) to the Company or any of its Subsidiaries,
(B) inside the United States to a QIB in compliance with Rule 144A, (C) inside the United States to an "Accredited Investor" (as defined in Rule 501(a)(1),
(2), (3) or (7) of the Act) that, prior to such transfer, furnishes (or has furnished on its behalf by U.S. broker-dealer) to the Company and/or the Warrant Agent a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (D) outside the United States in compliance with Rule 904 under the Act, (E) pursuant to any other exemption from registration provided under the Act (if available) including Rule 144 thereunder or (F) pursuant to an effective registration statement under the Act; and (4) it will give to each person to whom it transfers the Securities, Additional Warrants or Additional Warrant Shares, as the case may be, notice of any restrictions on transfer of such Securities, Additional Warrants or Additional Warrant Shares, as the case may be; and subject, nevertheless, to the disposition of the Purchaser's property being at all times within its control. If the Purchaser should in the future decide to dispose of any of the Securities, Additional Warrants or Additional Warrant Shares, as the case may be, the Purchaser understands and agrees that it may do so only in compliance with the Act, as then in effect, and that stop-transfer instructions to that effect will be in effect with respect to the Securities, Additional Warrants and the Additional Warrant Shares. If the Purchaser should decide to transfer or otherwise dispose of the Securities, Additional Warrants or Additional Warrant Shares, as the case may be, the Purchaser shall comply with the requirements set forth in the Exchange Indenture and the Warrant Agreement. The Purchaser agrees to the imprinting, so long as required by the terms of the relevant Basic Document or Exchange Document, as the case may be, of the applicable legends contained in the Exchange Indenture on each Exchange Note and of the applicable legends contained in the Warrant Agreement on each certificate representing Warrants, Warrant Shares, Additional Warrants or Additional Warrant Shares.

                  (b) If the Purchaser is an insurance company it also represents that no part of the funds to be used to purchase the Securities to be purchased by it constitutes or is deemed to constitute assets from an employee benefit plan (as such term is defined below). If the Purchaser is not an insurance company it also represents that no part of the funds to be used to purchase the Securities to be purchased by the Purchaser constitutes assets of any employee benefit plan, except as otherwise disclosed in writing to the Company on or prior to the Closing Date. As used in this Section 3.2(b), the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA.

                  (c) The Purchaser also represents and warrants to the Company that (i) it has received and reviewed the Information; (ii) it has authorized the purchase of the Securities; and (iii) the purchase of Securities does not violate its charter, by-laws, other organizational documents or any law or regulation to which it is subject.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

                  Section 4.1. Conditions Precedent to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Securities to be purchased by it hereunder is subject, at the Time of Purchase and at each Additional Time of Purchase, as the case may be, to the satisfaction of the following conditions:

                  (a) The Purchaser shall have received an opinion, addressed to it in form and substance reasonably satisfactory to the Purchaser and dated the Time of Purchase and at each Additional Time of Purchase, as the case may be, of Pryor, Cashman, Sherman & Flynn, counsel to the Company and the Guarantors, substantially in the form of Exhibit 6 hereto.

                  (b) The Purchaser shall have received an opinion, addressed to it in form and substance reasonably satisfactory to the Purchaser and dated the Time of Purchase and at each Additional Time of Purchase, as the case may be, of Haley, Bader & Potts, special communications counsel to the Company and the Guarantors, substantially in the form of
         Exhibit 7 hereto.

                  (c) The Purchaser shall have received an opinion, addressed to it in form and substance reasonably satisfactory to the Purchaser and dated the Time of Purchase and at each Additional Time of Purchase, as the case may be, of Cahill Gordon & Reindel, special counsel to the Purchaser (the "Special Counsel"), substantially in the form of Exhibit 8 hereto.

                  In rendering such opinions in accordance with Sections 4.1(a),
         (b) and (c), each such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and representations of the Purchaser and by government officials, and upon such other documents as such counsel deem appropriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (reasonably satisfactory to the Purchaser) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Purchaser together with the opinion of such counsel, which opinion shall state that such counsel believes that it and the Purchaser's reliance thereon is justified.

                  (d) The representations and warranties made by the Company or any Guarantor herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase and each Additional Time of Purchase, as the case may be, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase or such Additional Time of Purchase, as the case may be, the Company and the Guarantors shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the Basic Documents and Exchange Documents, as the case may be, required to be performed by it at or prior to the Time of Purchase and at each Additional Time of Purchase, as the case may be.

                  (e) Subsequent to the date of the Exchange Act Filings, (i) there shall not have been any change, or any development involving a prospective change, which has affected or may affect materially and adversely the businesses, properties or prospects or the financial condition or the results of operations of the Company and the Subsidiaries, taken as a whole; and (ii) the Company and the Subsidiaries shall have conducted their respective businesses only in the ordinary course.

                  (f) At the Time of Purchase and at each Additional Time of Purchase, as the case may be, and after giving effect to the consummation of the transactions contemplated by this Agreement and the Basic Documents, there shall exist no Default or Event of Default.

                  (g) As to the Purchaser, the purchase of and payment for the Securities, the Additional Warrants and the Additional Warrant Shares by the Purchaser hereunder or under the Warrant Agreement (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation (provided, however, that such regulation, law or onerous condition was not in effect at the date of this Agreement), and (iii) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

                  (h) At the Time of Purchase and at each Additional Time of Purchase, the Purchaser shall have received a certificate, dated the Time of Purchase or such Additional Time of Purchase, as the case may be, from the Company stating that the conditions specified in Sections 4.1(d), (e) and (f) have been satisfied or duly waived at the Time of Purchase or Additional Time of Purchase, as the case may be.

                  (i) Each of the Basic Documents and Exchange Documents shall be substantially in the form attached hereto and the Basic Documents (and if appropriate, the Exchange Documents) shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

                  (j) The Time of Purchase shall not be later than 5:00 P.M., New York City time, on May 2, 1996, subject to extension if the Purchaser agrees to extend the Time of Purchase upon request to do so by the Company.

                  (k) All proceedings taken in connection with the issuance of the Securities, the Additional Warrants and the Additional Warrant Shares and the transactions contemplated by this Agreement, the Basic Documents, the Exchange Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Purchaser and Special Counsel. The Purchaser and Special Counsel shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

                  (l) All costs and any delay fees due and owing and expenses (including, without limitation, legal fees and expenses) required to be paid to or on behalf of the Purchaser on or prior to the Time of Purchase or the Additional Time of Purchase, as the case may be, pursuant to this Agreement and all fees and expenses payable to the Special Counsel shall have been paid.

                  (m) The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Delaware.

                  (n) On or before the Time of Purchase or the Additional Time of Purchase, as the case may be, the Purchaser and Special Counsel shall have received such further documents, opinions, certificates and schedules or other instruments relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as they may reasonably request.

                  Section 4.2. Conditions Precedent to Obligations of the Company and the Guarantors. The obligations of the Company and the Guarantors to issue and sell the Securities, the Additional Warrants and the Additional Warrant Shares pursuant to this Agreement and to guarantee the Exchange Notes, respectively, are subject, at the Time of Purchase and at each Additional Time of Purchase, as the case may be, to the satisfaction of the following conditions:

                  (a) The representations and warranties made by the Purchaser herein shall be true and correct in all material respects at and as of the Time of Purchase and at each Additional Time of Purchase, as the case may be, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase or each Additional Time of Purchase, as the case may be.

                  (b) The issuance or sale of the Securities, the Additional Warrants and the Additional Warrant Shares by the Company shall not be enjoined under the laws of any jurisdiction to which the Company is subject (temporarily or permanently) at the Time of Purchase and at each Additional Time of Purchase, as the case may be.

                  (c) Each of the Basic Documents and the Exchange Documents shall be satisfactory in form and substance to the Company and shall have been executed and delivered by all respective parties thereto and shall be in full force and effect and counsel to the Company shall have received a copy of each of such documents duly executed by such parties.

                                    ARTICLE V

                                    COVENANTS

                  Section 5.1. Furnishing of Information. The Company will furnish to the Purchaser, as long as the Purchaser owns any Preferred Stock, Exchange Notes or Warrants, the information required by the Certificate of Designation, the Exchange Indenture or the Warrant Agreement, as the case may be.

                  Section 5.2. Use of Proceeds. The Company will use the proceeds from the issuance and sale of the Securities substantially to acquire radio broadcast assets and to pay fees and expenses related thereto and to the issuance of the Securities.

                  Section 5.3. Treatment of Dividends for Income Tax Purposes. The Company covenants and agrees for the benefit of the Purchaser of Preferred Stock and for the benefit of each subsequent holder of Preferred Stock that the Company (i) will not claim as an expense reducing taxable income any dividends paid on the Preferred Stock in any Federal income tax return, claim for refund, or other statement, report or submission, except to the extent that there may be no reasonable basis in law to do otherwise; and (ii) will make any election (or take any other action) which may become necessary to comply with clause (i). At the reasonable request of the Purchaser or subsequent holder of Preferred Stock (and at the expense of such Purchaser or subsequent holder), the Company will join in the submission to the Internal Revenue Service of a request for a ruling that the dividends paid on the Preferred Stock will be eligible for the dividends received deduction under Section 242(a)(1) of the Code. In addition, the Company will cooperate with the Purchaser or subsequent holder of Preferred Stock in any litigation, appeal, or other proceeding relating to the eligibility for the dividends received deduction under Section 243(a)(1) of the Code of any dividends (within the meaning of Section 316(a) of the Code) paid on the Preferred Stock, provided that the Purchaser or subsequent holder shall reimburse the Company for its reasonable out-of-pocket expenses in connection with such proceeding. To the extent possible, the principles of this Section 5.3 shall also apply with respect to state and local taxes. The Company will use its best efforts to ensure that distributions made with respect to the Preferred Stock are treated as dividends within the meaning of Section 316(a) of the Code consistent with the operations of its business in the ordinary course and with the accounting method and principles then in use. The obligations of the Company hereunder shall survive the payment, redemption or exchange of the Preferred Stock, the transfer of the Preferred Stock, and the termination of this Agreement, the Basic Documents or any of the Exchange Documents.

                  Section 5.4. Exchange Indenture. The Company covenants that, if required by the terms of the Exchange Notes and Preferred Stock Registration Rights Agreement, it shall cause the Exchange Indenture (with such changes as are permitted by such Exchange Indenture or as have been consented to by the holders of a majority in principal amount of the Exchange Notes then outstanding) to be qualified under the Trust Indenture Act. The Trustee under the Exchange Indenture shall be selected by the Company and reasonably satisfactory to a majority in principal amount of the Securities outstanding at the time of such approval. The Company shall deliver copies of the Exchange Indenture as qualified under the Trust Indenture Act, in the form duly executed by the Company and the Trustee thereunder, to each holder of the Securities no later than the time of such qualification.

                  Section 5.5. Original Issue Discount. The Company agrees and covenants for the benefit of the Purchaser and each subsequent holder of Securities that no deduction for original issue discount of the Exchange Notes in excess of the amount calculated in accordance with the second paragraph of
Section 2.1 will be claimed on any Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service; provided that the Company may assert a deduction for additional original issue discount if (i) in the opinion of Counsel (as defined below) proposed or final Treasury regulations under the Code or any amendment to the Code provides, or the holding in any Revenue Ruling or other official announcement from the Department of Treasury including the Internal Revenue Service or in any case decided by a Federal court including the Tax Court and the Claims Court, fairly implies, that holders of the Securities are required to include in income additional original issue discount on the Securities, or (ii) the Internal Revenue Service asserts in connection with an audit involving the Company, the Purchaser (or any subsequent holder) or any other issuer or holder which in the opinion of Counsel is similarly situated, that the Securities or similar securities have additional original issue discount within the meaning of Section 1273 of the Code, or any successor provision. For purposes of this Section 5.5, the term "Counsel" shall mean such counsel of national standing as may be approved by the Company and which counsel has no conflict of interest with either the Company or the Purchaser.

                  Section 5.6. Purchaser Representative. If the Preferred Stock continues to be outstanding on and after November 1, 1996, the Purchaser shall be entitled to appoint a representative to the Board of Directors who shall be permitted to attend all meetings of the Board of Directors, but who shall have no voting power. Such representative shall be given the same notice of any meeting of the Board of Directors as is required to be provided to a member of the Board of Directors and shall be entitled to participate in discussions and consult with the Board of Directors. In addition, such representative shall receive copies of all documents and shall have the same access to information provided to members of the Board of Directors, in each case, at the same time as such members of the Board of Directors.

                  Section 5.7. Issuance of Additional Warrants. If the Preferred Stock continues to be outstanding on and after November 1, 1996, the Company will issue Additional Warrants (identical to the Warrants) under the Warrant Agreement exercisable for Additional Warrant Shares equal to 1% of the Company's fully diluted Common Stock for each $2,500,000 aggregate liquidation value of the Preferred Stock outstanding on November 1, 1996. All Additional Warrants will be issued on a pro rata basis to the holders of outstanding Warrants based on the number of Warrants held by each such holder. In no event shall Additional Warrants be issued which will be exercisable for Warrant Shares constituting more than 5.99% of the Company's fully diluted Common Stock (including the 7,550 Warrants to be issued to the Purchaser at the Time of Purchase).

                  Section 5.8. Preferred Stock. To the extent reasonably permitted by applicable law the Company will treat the Preferred Stock as "stock" for the purposes of the Code.

                  Section 5.9. Tax Matters. (a) The Company will make applicable information return filings with respect to the Securities with the Internal Revenue Service and other governmental authorities, and will provide relevant taxpayer copies to the holders of such Securities.

                  (b) The Company will for federal income tax purposes withhold 31% (or such other rate as appropriate under applicable law) for payments and other distributions to holders of the Securities who are or appear to be United States persons (as defined in Section 7701(a)(30) of the Code), in respect of payments or distributions treated as dividends or interest, unless the Company receives a properly completed Form W-9 or other applicable form, certificate or document prescribed by the Internal Revenue Service prior to a given payment or distribution, certifying as to such holder's entitlement to an exemption from any such withholding requirements.

                  (c) The Company will for federal income tax purposes withhold from payments or other distributions to holders of Securities who are not or appear not to be United States persons 30% (or such other rate as generally appropriate under applicable law) in respect of payments or other distributions treated as dividends or interest, unless the holder provides the Company with Form W-8, Form 4224, Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service (which has not expired or become obsolete without the furnishing of an appropriate current replacement) properly completed and certifying as to such holder's entitlement under an applicable income tax treaty, to an exemption from any such withholding requirements or to a reduced note of withholding.

                  (d) Neither Section 5.9(b) nor Section 5.9(c) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge that the residence or other information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company.

                                   ARTICLE VI

                                      FEES

                  Section 6.1. Delay Fees. If the Closing or any Additional Closing, as the case may be, shall not actually occur on any date on which the Closing or such Additional Closing, as the case may be, is scheduled to occur, and the Company shall have failed to notify the Purchaser prior to 1:00 P.M., New York time, on the date of such scheduled Closing or

Additional Closing, as the case may be, that such Closing or Additional Closing, as the case may be, has been postponed, the Company shall pay to the Purchaser (as compensation for the Purchaser's loss of funds and administrative costs) an amount of immediately available funds equal to interest on the purchase price for the Securities to have been purchased by the Purchaser on such scheduled date at such Closing or Additional Closing, as the case may be, at the rate per annum on the Securities which the Purchaser has agreed to purchase as if the Securities had been issued on the scheduled date of Closing or Additional Closing, as the case may be, for each day from and including such scheduled date of Closing or Additional Closing, as the case may be, to but not including the earlier of the date on which such Closing or Additional Closing, as the case may be, actually occurs or the date on which the amount to be paid by the Purchaser as said purchase price is available to such Purchaser for reinvestment, but in any case not less than one day's interest; provided, however, that the Company shall not owe the Purchaser anything under this Section 6.1 if the Company has fulfilled all of its obligations under this Agreement and the Purchaser is not willing or able to fulfill its obligations on the scheduled date of Closing or Additional Closing, as the case may be.

                                   ARTICLE VII

                                    INDEMNITY

                  Section 7.1. Indemnity. (a) Indemnification by the Company. The Company and the Guarantors, jointly and severally, agree and covenant to hold harmless and indemnify the Purchaser and each Person, if any, who controls the Purchaser within the meaning of Section 20 of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which the Purchaser or such controlling person may become subject (i) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Information and any amendments or supplements thereto or any documents filed with the Commission or any State Commission or arising out of or based upon the omission or alleged omission to state in the Information a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arising out of, based upon or in any way related or attributed to claims, actions or proceedings relating to this Agreement or the subject matter of this Agreement or (iii) arising in any manner out of or in connection with such Person being a Purchaser of the Securities and relating to any action taken or omitted to be taken by the Company or any of the Guarantors; provided, however, that the Company and the Guarantors shall not be liable under this paragraph (a) for any amounts paid in settlement of claims without its written consent, which consent shall not be unreasonably withheld, or to the extent that it is finally judicially determined that such losses, claims, damages or liabilities arose primarily out of the gross negligence, willful misconduct or bad faith of the Purchaser. The Company and the Guarantors further agree to reimburse the Purchaser for any reasonable legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being a Purchaser; provided that if the Company or the Guarantors reimburse the Purchaser hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, the Purchaser hereby agrees to refund such reimbursement of expenses to the extent it is finally judicially determined that the losses, claims, damages or liabilities arising out of or in connection with such lawsuit, claim or other proceedings arose primarily out of the gross negligence, willful misconduct or bad faith of the Purchaser or from a violation by the Purchaser of legal requirements applicable to the Purchaser solely because of its character as a particular type of regulated institution (except that the Company shall not be entitled to reimbursement under this Section 7.1 if its representation in Section 3.1(v) hereof applies to the legal requirements violated by the Purchaser). The Company and the Guarantors further agree that the indemnification, contribution and reimbursement commitments set forth in this Article VII shall apply whether or not the Purchaser is a formal party to any such lawsuits, claims or other proceedings. Notwithstanding the foregoing, the Company and the Guarantors shall not be liable to a party seeking indemnification under the foregoing provisions of this paragraph (a) to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the party seeking indemnification furnished in writing by such party for inclusion therein. The indemnity, contribution and expense reimbursement obligations of the Company and the Guarantors under this Article VII shall be in addition to any liability the Company may otherwise have.

                  (b) Procedure. If any Person shall be entitled to indemnity hereunder (the "Indemnified Parties"), such Indemnified Party shall give prompt notice confirmed in writing to the party or parties from which such indemnity is sought (the "Indemnifying Parties") of the commencement of any proceeding (a "Proceeding") with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or Parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnifying Parties shall have been advised in writing by counsel that there may be one or more material defenses available to such Indemnified Party or parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that, unless there exists a conflict among Indemnified Parties, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel, if any) at any time for such Indemnified Party or parties, or for fees and expenses that are not reasonable. No Indemnified Party or parties will settle any Proceedings without the written consent of the Indemnifying Party or parties (but such consent will not be unreasonably withheld).

                  Section 7.2. Contribution. If for any reason the indemnification provided for in Section 7.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim.

                  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined by any method of allocation which does not take into account the equitable considerations referred to in such paragraph. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

                  Section 7.3. Registration Rights Agreements. Notwithstanding anything to the contrary in this Article VII, the indemnification and contribution provisions of the Preferred Stock Registration Rights Agreement or the Common Stock Registration Rights Agreement shall govern any claim with respect thereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.1. Home Office Payment. Subject to the provisions of the Basic Documents, the Company agrees that, so long as the original Purchaser hereunder shall own Securities purchased by it hereunder, the Company will make any payments to the Purchaser of principal, premium or interest due on any Security not represented by a Global Certificate (and any liquidated damages payments relating thereto pursuant to the Preferred Stock Registration Rights Agreement) by wire transfer in immediately available funds by 2:00 p.m., local time at the location in the United States of the Purchaser's account, on the date of payment to such account as shall have been specified by separate written notice to the Company by the Purchaser (providing sufficient information with such wire transfer to identify the source and application of the funds and requesting the bank to send a credit advice thereof to the Purchaser), or to such other account or in such other similar manner as the Purchaser may designate to the Company in writing.

                  Section 8.2. Survival of Provisions. The representations, warranties and covenants of the Company and the Purchaser made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles V, VII and VIII shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Company, the Purchaser or any Indemnified Party, (b) acceptance of any of the Securities and payment therefor or (c) disposition of the Securities by the Purchaser whether by redemption, exchange, sale or otherwise. The respective agreements, covenants, indemnities and other statements set forth in Article VII and Section 8.8 shall remain in full force and effect regardless of any termination or cancellation of this Agreement.

                  Section 8.3. Termination. This Agreement may be terminated (as to the party electing to so terminate it) at any time prior to the Time of Purchase or Additional Time of Purchase, as the case may be:

                  (a) by the Company if any of the conditions specified in
         Section 4.2 of this Agreement have not been met or waived by the Company pursuant to the terms of this Agreement;

                  (b) by the Purchaser if any of the conditions specified in
         Section 4.1 of this Agreement have not been met or waived pursuant to the terms of this Agreement.

                  Section 8.4. No Waiver; Modifications in Writing. (a) No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  (b) Except pursuant to Article VI hereof, the Company has not paid or shall not pay, or has not caused or shall not cause to be paid, directly or indirectly, any remuneration, whether by way of interest, fee or otherwise, to any holder of any Securities as consideration for or as an inducement to the purchase by any holder of the Securities.

                  Section 8.5. Role of Special Counsel. The role of Cahill Gordon & Reindel, special counsel to the Purchaser, has been limited to functioning on this Agreement and such firm has not performed a due diligence investigation with respect to the Company or any of its Subsidiaries or their respective affairs.

                  Section 8.6. Communications. All notices, demands and other communications provided for hereunder shall be in writing and, (a) if to the Purchaser, shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to CIBC WG Argosy Merchant Fund 2, L.L.C. c/o CIBC Wood Gundy Securities Corp., 1325 Avenue of the Americas, 22nd Floor, New York, New York 10019 or to such other address as the Purchaser may designate to the Company in writing, (b) if to the Company, shall be given by similar means to Commodore Media, Inc., 500 Fifth Avenue, Suite 3000, New York, New York 10110 or at such other address as the Company may designate in writing. In each case notices, demands and other communications shall be deemed given when received.

                  Section 8.7. Costs, Expenses and Taxes. The Company agrees to pay all costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the Basic Documents, the Exchange Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, and, except as limited by Article VII, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses of Company counsel), if any, in connection with the enforcement of this Agreement, the Securities, the Additional Warrants or the Additional Warrant Shares or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, any Basic Document, any Exchange Document or the issuance of the Securities, the Additional Warrants or the Additional Warrant Shares, and shall save and hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

                  Section 8.8. Determinations. All determinations to be made by the Company or the Purchaser hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

                  Section 8.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                  Section 8.10. Binding Effect; Assignment. The rights and obligations of the Purchaser under this Agreement may not be assigned to any other Person except with the prior consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchaser, and their successors and assigns.

                  Section 8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 8.12. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8.13. Headings. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                   COMMODORE MEDIA, INC.

                                   By:
                                      -------------------------------------
                                         Name:
                                         Title:

                                   COMMODORE HOLDINGS, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF DELAWARE, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF PENNSYLVANIA, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF FLORIDA, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF KENTUCKY, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF NORWALK, INC.
                                   (a Delaware corporation)

                                   COMMODORE MEDIA OF WESTCHESTER, INC.
                                   (a Delaware corporation)

                                   DANBURY BROADCASTING, INC.
                                   (a Connecticut corporation)

                                   By:
                                      -------------------------------------
                                         Name:
                                         Title:

                                   CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

                                   By:
                                      -------------------------------------
                                         Name:
                                         Title: